UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

Commission File Number and Central Index Key Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number and Central Index Key Number	Registrant and Issuing Entity, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-249674 000092103	SOUTHERN CALIFORNIA EDISON COMPANY (depositor and sponsor) (a California corporation) 2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (626) 302-1212 95-1240335	333-24674-01 001826571	SCE RECOVERY FUNDING LLC (a Delaware limited liability company) 2244 Walnut Grove Avenue (P.O. Box 5407) Rosemead, California 91770 (626) 302-7255 85-3002154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On February 24, 2021, SCE Recovery Funding LLC (the “Issuing Entity”) issued $337,783,000 of senior secured recovery bonds, Series 2021-A, pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of February 24, 2021. The senior secured recovery bonds, Series 2021-A were offered pursuant to the Prospectus dated February 17, 2021. In connection with this issuance of the senior secured recovery bonds, Series 2021-A, Southern California Edison Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture between SCE Recovery Funding LLC and the Indenture Trustee (including forms of the Senior Secured Recovery Bonds) dated as of February 24, 2021

5.1	Opinion of Norton Rose Fulbright US LLP with respect to legality

8.1	Opinion of Norton Rose Fulbright US LLP with respect to tax matters

10.1	Recovery Property Servicing Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Servicer, dated as of February 24, 2021

10.2	Recovery Property Purchase and Sale Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Seller, dated as of February 24, 2021

10.3	Administration Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Administrator, dated as of February 24, 2021

10.4	Series Supplement between SCE Recovery Funding LLC and the Indenture Trustee, dated as of February 24, 2021

23.1	Consent of Norton Rose Fulbright US LLP (included as part of its opinions filed as Exhibit 5.1 and Exhibit 8.1)

99.1	Opinion of Norton Rose Fulbright US LLP with respect to U.S. and California constitutional matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2021	SOUTHERN CALIFORNIA EDISON COMPANY (as depositor and as servicer on behalf of the Issuing Entity)

/s/ Natalia Woodward
Name: Natalia Woodward
Title: Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2021	SCE RECOVERY FUNDING LLC

/s/ Natalia Woodward
Name: Natalia Woodward
Title: Vice President, Treasurer and Manager

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